UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 30, 2008
Bell Microproducts Inc.
(Exact Name of Registrant as Specified in Charter)

California	0-21528	94-3057566
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1941 Ringwood Avenue
San Jose, California 95131-1721
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 451-9400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On December 30, 2008, Bell Microproducts Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     See Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Bell Microproducts Inc. press release, dated December 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
December 30, 2008	By:	/s/ Andrew S. Hughes
Andrew S. Hughes, Vice President,
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Bell Microproducts Inc. press release, dated December 30, 2008.

4